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Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Trak Auto Corporation's previously filed registration statements on Form S-8 (File Number 33-34665 and File Number 33-53389).


                                                  /s/ ARTHUR ANDERSEN LLP

Washington D.C.
April 20, 1999.


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